UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2010

FMC CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-2376	94-0479804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1735 Market Street, Philadelphia, PA	19103
(Address of Principal Executive Offices)	(Zip Code)

(215) 299-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2010, FMC Corporation (the “Company”) announced the realignment of certain executive officer roles at the Company. In connection with this realignment, effective January 1, 2011, Michael Wilson, who has served as Vice President and General Manager of the Industrial Chemicals Group since 2003, will replace Theodore H. Butz as Vice-President and General Manager of the Specialty Chemicals Group. In addition, effective January 1, 2011, Mark Douglas, who has served as Vice-President of Global Operations and Development since March 2010, will replace Mr. Wilson as Vice-President and General Manager of the Industrial Chemicals Group.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FMC Corporation

Date: December 10, 2010	By:	/s/ W. KIM FOSTER
		Name:	W. KIM FOSTER
		Title:	Senior Vice President and Chief Financial Officer